Blackstone Mortgage Trust, Inc. October 23, 2018 Third Quarter 2018 Results Exhibit 99.2

Blackstone Mortgage Trust

BXMT Highlights
Information included in this presentation is as of or for the period ended September 30, 2018, unless otherwise indicated.
(a)
See Appendix for a definition and reconciliation to GAAP net income
(b)
Based on annualized dividend and BXMT closing price as of October 22, 2018
(c)
Reflects weighted average LTV as of the date investments were originated or acquired by BXMT
(d)
Includes $467 million of Non-Consolidated Senior Interests and investment exposure to the $1.0 billion 2018 Single Asset Securitization through a $99 million subordinate risk retention interest
BXMT generated 3Q EPS of $0.67 and Core EPS
(a)
of $0.75 through continued
growth in its first mortgage origination business
+24%
($ in billions)
Portfolio Growth
(d)
$11.1
$13.8
YE 2017
3Q'18
Loan-to-Value
(c)(d)
Dividend Yield
(b)
62%
7.5%
100%
95%
Performing
Floating Rate
(d)

Blackstone Mortgage Trust

Originations
Originations
$1.4
billion
of
originations
in
3Q
and
record
YTD
originations
of
$7.2
billion,
more
than
doubling
1Q-3Q
2017
volume
Continued
international
growth:
originated
$316
million
of
loans
in
Australia
bringing
YTD
non-US
originations
to
$1.9
billion
Earnings &
Dividends
Earnings &
Dividends
EPS
of
$0.67
and
Core
Earnings
(a)
per
share
of
$0.75
Book
value
per
share
increased
to
$27.53,
up
12%
since
2013
re-IPO;
paid
$0.62
per
share
dividend
Third Quarter 2018 Results
Portfolio
Composition
Portfolio
Composition
Capitalization
Capitalization
Interest Rates
Interest Rates
Portfolio
grew
24%
YTD
to
$13.8
billion
(b)
100%
performing
portfolio
with
a
weighted
average
origination
LTV
(b)(c)
of
62%
Issued
8.2
million
shares
at
1.21x
P/B,
generating
$270
million
of
gross
proceeds
and
adding
$0.38
to
book
value
per
share
through
accretive
issuance
levels
Grew
credit
capacity
by
$2.2
billion
YTD
and
expanded
multi-currency
funding
capabilities
(a)
See Appendix for a definition and reconciliation to GAAP net income
(b)
Includes $467 million of Non-Consolidated Senior Interests and investment exposure to the $1.0 billion 2018 Single Asset Securitization through a $99 million subordinate risk retention interest
(c)
Reflects weighted average LTV as of the date investments were originated or acquired by BXMT
95%
of
the
portfolio
(b)
is
floating
rate
Floating
rate
assets
and
matched
liabilities
support
book
value
and
earnings
stability

Blackstone Mortgage Trust

$2.48
$0.40
Earnings & Dividends
Earnings & Dividends
3Q
GAAP
EPS
of
$0.67
and
Core
Earnings
(a)
of
$0.75
per
share,
$0.62
per
share
dividend
equates
to
a
7.5%
dividend
yield
(b)
Earnings
in
excess
of
$0.62
quarterly
dividend
contributed
to
book
value,
which
has
grown
12%
since
2013
re-IPO
(a)
See Appendix for a definition and reconciliation to GAAP net income
(b)
Based on annualized dividend and BXMT closing price as of October 22, 2018
(c)
TTM
GAAP EPS was $2.49; retained Core Earnings refers to the amount of Core Earnings in excess of dividends paid for the periods presented
$0.62
Quarterly
Dividend
$24.67
$27.53
Re-IPO
2Q'13
3Q'18
+12%
Dividends Paid
Retained
Core Earnings
Book Value Per Share Growth
TTM Core Earnings Per Share
(c)
116%
TTM Dividend Coverage

Blackstone Mortgage Trust

$3.5
$5.3
$0.1
$1.6
$0.3
1Q'17 - 3Q'17
1Q'18 - 3Q'18
Originations
Originations
Origination
volume
of
$1.4
billion
in
3Q;
$7.2
billion
YTD
volume
is
more
than
double
1Q-3Q
2017
volume
Blackstone
Real
Estate’s
scale
and
reach
provide
opportunities
to
access
attractive
investments
in
a
wide
range
of
markets
($ in billions)
Origination Volume
100% performing
100% floating rate
$286
million
average
loan
size
(b)
YTD 2018 Origination Highlights
59% LTV
(a)
(a)
Reflects weighted average LTV as of the date investments were originated or acquired by BXMT
(b)
Excludes loans originated in the Walker & Dunlop joint venture
$7.2
$3.6
North America
Europe
Australia
+102%

Blackstone Mortgage Trust

44%
23%
14%
8%
2%
1%
8%
Condo
Spanish
Assets
Retail
Portfolio Composition
$13.8
billion
portfolio
(a)
(113
assets)
secured
by
institutional
quality
real
estate,
with
54%
in
gateway
markets
High
quality
100%
performing
portfolio
with
low
weighted
average
LTV
(a)(b)
of
62%
Office
Hotel
Other
Multi
Major
Market
Focus
(a)
Collateral
Diversification
(a)
(a)
Includes $467 million of Non-Consolidated Senior Interests and investment exposure to the $1.0 billion 2018 Single Asset Securitization through a $99 million subordinate risk retention interest
(b)
Reflects weighted average LTV as of the date investments were originated or acquired by BXMT
Weighted
Average
LTV
(a)(b)
62%
$13.8B
portfolio
AU
2%
1%
BE
ES
8%
AZ
CO
1%
1%
DC
2%
LA
1%
NC
1%
OH
1%
1%
OR
PA
1%
TN
1%
1%
WA
GA
2%
NV
2%
TX
2%
2%
CAN
FL
4%
HI
5%
IL
6%
U.K.
6%
VA
6%
CA
15%
MD
1%
MA
2%
NY
25%
States that comprise less than 1% of total portfolio

Blackstone Mortgage Trust

Capitalization
Increased
credit
capacity
by
$2.2
billion
YTD
and
expanded
multi-currency
funding
capabilities
Total
asset-level
financing
capacity
of
$13.5
billion
was
72%
utilized
at
quarter-end
$270
million
of
equity
raised
at
1.21x
P/B
resulting
in
$0.38
per
share
of
book
value
accretion
Credit Capacity Growth
(a)
Includes $1.3 billion of consolidated securitized debt obligation as well as $0.9 billion of securitized debt held by third-parties in the $1.0 billion 2018 Single Asset Securitization, which is not consolidated on BXMT’s balance sheet. Refer to our consolidated financial statements for further discussion of the subordinated risk retention interest related to the 2018 Single Asset
Securitization.
(b)
Includes
$81
million
of
loan
participations
sold
and
$467
million
of
Non-Consolidated
Senior
Interests,
which
result
from
non-recourse
sales
of
senior
loan
interests
in
loans
BXMT
originates.
BXMT’s net investments in these loans are reflected in the form of mezzanine or other subordinate loans on BXMT’s balance sheet.
(c)
Represents (i) total outstanding secured debt agreements and convertible notes, less cash, to (ii) total equity
Credit
Facilities
11 Credit Providers
Corporate
Debt
Convertible Notes and
Secured Facility
Corporate Obligations
Senior Loan
Interests
(b)
$6.9
$0.8
$0.5
$7.7
Securitized
Debt
(a)
$2.2
CLO and Single Asset
Securitizations
2.3x
Debt-to-Equity Ratio
(c)
Senior Syndications
Financing
(Outstanding Balance)
+19%
$13.5
$11.3
($ in billions)
Credit Facilities
Syndications
Securitizations
$8.6
$1.4
$1.3
YE 2017
$10.4
$0.9
$2.2
3Q'18

Earnings Per Share
Increasing USD LIBOR = Increasing Earnings

Blackstone Mortgage Trust

$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
2.26%
2.76%
3.26%
3.76%
4.26%
4.76%
5%
95%
Interest Rates
95%
of
the
portfolio
(a)
is
floating
rate
A
1.0%
increase
in
USD
LIBOR
would
increase
earnings
per
share
by
$0.24
per
annum
(a)
(a)
Includes $467 million of Non-Consolidated Senior Interests and investment exposure to the $1.0 billion 2018 Single Asset Securitization through a $99 million subordinate risk retention interest
(b)
Changes in interest rates and credit spreads may affect our net interest income from loans and other investments. Reflects impact on net income, net of incentive fees. See Appendix for important disclosures.
Earnings
Sensitivity
to
USD
LIBOR
(b)
(Annual Dollars of Earnings per Share)
USD LIBOR
Portfolio
Fixed
vs.
Floating
(a)
(%
of
Total
Portfolio
Exposure)
Floating
Fixed

Appendix

Blackstone Mortgage Trust

GAAP Net
Income
Adjustments
Core
Earnings
Interest Income
203.1
$
$—

203.1
$
Interest Expense
(98.0)

0.6

(97.4)

Management and
Incentive Fees
(18.4)

—

(18.4)

General and Administrative
Expenses
(1.7)

—

(1.7)

Non-Cash
Compensation
(6.7)

6.7

—

Realized Foreign Currency
Gain, net
(a)
—

1.9

1.9

Net Income Attributable to
Non-controlling Interests
(0.1)

—

(0.1)

Total
78.2
$
9.2
$
87.4
$
($0.2)
$1.2
$2.3
2016
2017
2018 YTD
Appendix –
Third Quarter 2018 Operating Results & Net Funding
$2.3 billion
YTD 2018 Net Fundings
Net Funding
(b)
($ in billions)
Operating Results
($ in millions)
(a)
Primarily represents the forward points earned on our foreign currency forward contracts, which reflect the interest rate differentials between the applicable base rate for our foreign currency investments and USD LIBOR. These forward contracts effectively convert the rate exposure to USD LIBOR, resulting in additional interest income earned in U.S. dollar terms. These amounts are not included in GAAP net income, but rather as a component of Other Comprehensive Income in our consolidated financial statements.
(b)
Excludes the impact of changes in foreign currency rates and related hedges for non-USD investments
$0.75
Core Earnings per Share
$0.67
Net Income per Share
Fundings
Repayments
$466 million
3Q’18  Net Fundings

Blackstone Mortgage Trust

(a)
Date loan was originated or acquired by BXMT, and the LTV as of such date
(b)
In certain instances, loans are financed through the non-recourse sale of a senior loan interest that is not included in the consolidated financial statements. As of
September 30, 2018, three loans in the portfolio have been financed with an aggregate $467 million of Non-Consolidated Senior Interests, which are included in the table above.
(c)
Portfolio excludes our $99 million subordinate risk retention interest in the $1.0 billion 2018 Single Asset Securitization
(d)
Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty
(e)
Consists of both floating and fixed rates. Coupon and all-in yield assume applicable floating benchmark rates for weighted-average calculation.
Portfolio Details
($ in millions)
Origination
Total
Principal
Net Book
Maximum
Property
Loan Per
Origination
Loan Type
Date
(a)
Loan
(b)(c)
Balance
(b)(c)
Value
Maturity
(d)
Location
Type
SQFT / Unit / Key
LTV
(a)
Loan 1
Senior loan
3/22/2018
$  1,160
$  1,160
$  1,153
L + 3.15
%
L + 3.40
%
3/15/23
Diversified -
Spain
Spanish Assets
n/a
71%
Loan 2
Senior loan
5/11/2017
753
679
675
L + 3.40
%
L + 3.60
%
6/10/2023
Northern Virginia
Office
$332 / sqft
62%
Loan 3
Senior loan
(b)
8/6/2015
481
481
88
4.48
%
5.82
%
10/29/2022
Diversified -
EUR
Other
n/a
71%
Loan 4
Senior loan
5/1/2015
355
340
339
L + 2.85
%
L + 3.02
%
5/1/2023
New York
Office
$431 / sqft
68%
Loan 5
Senior loan
2/13/2018
330
312
312
L + 3.42
%
L + 3.54
%
3/9/2023
New York
Multi
$756,199 / unit
62%
Loan 6
Senior loan
1/7/2015
315
309
309
L + 3.50
%
L + 3.71
%
1/9/2021
New York
Office
$264 / sqft
53%
Loan 7
Senior loan
3/31/2017
339
267
264
L + 3.50
%
L + 3.88
%
8/9/2023
Maui
Hotel
$351,479 /  key
61%
Loan 8
Senior loan
8/3/2016
276
229
228
L + 4.66
%
L + 5.25
%
8/9/2021
New York
Office
$314 / sqft
57%
Loan 9
Senior loan
12/22/2017
225
225
223
L + 2.80
%
L + 3.16
%
1/9/2023
Chicago
Multi
$326,087 / unit
65%
Loan 10
Senior loan
5/9/2018
219
219
217
L + 3.00
%
L + 3.24
%
5/9/2023
New York
Industrial
$62 / sqft
70%
Loan 11
Senior loan
6/23/2015
221
214
214
L + 3.65
%
L + 3.78
%
5/8/2022
Washington DC
Office
$239 / sqft
72%
Loan 12
Senior loan
6/4/2015
208
208
210
L + 4.19
%
L + 4.14
%
5/21/2021
Diversified -
CAN
Hotel
$43,920 /  key
54%
Loan 13
Senior loan
4/15/2016
225
200
198
L + 3.25
%
L + 3.84
%
4/9/2023
New York
Office
$186 / sqft
40%
Loan 14
Senior loan
2/25/2014
195
195
195
L + 4.01
%
L + 4.46
%
3/9/2021
Diversified -
US
Hotel
$102,470 /  key
55%
Loan 15
Senior loan
6/4/2018
190
190
188
L + 3.50
%
L + 3.86
%
6/9/2024
New York
Hotel
$313,015 /  key
52%
Loans 16 -
112
Senior loans
Various
10,352
7,499
7,365
5.87
%
(e)
6.22
%
(e)
Various
Various
Various
Various
63%
Total/Wtd. avg.
$  15,844
$  12,727
$  12,177
5.52
%
5.89
%
3.8 yrs
63%
Cash
All-in
Coupon
Yield

Blackstone Mortgage Trust

September 30, 2018
December 31, 2017
Assets
Cash and cash equivalents
86,987
$
69,654
$
Restricted cash
—

32,864

Loans receivable, net
12,176,516

10,056,732

Other assets
155,972

99,575

Total assets
12,419,475
$
10,258,825
$
Liabilities and equity
Secured debt agreements, net
6,841,759
$
5,273,855
$
Loan participations sold, net
81,044

80,415

Securitized debt obligations, net
1,284,362

1,282,412

Convertible notes, net
780,951

563,911

Other liabilities
123,366

140,826

Total liabilities
9,111,482

7,341,419

Commitments and contingencies
—

—

Equity
Class A common stock, $0.01 par value
1,197

1,079

Additional paid-in capital
3,898,841

3,506,861

Accumulated other comprehensive loss
(32,849)

(29,706)

Accumulated deficit
(566,417)

(567,168)

Total Blackstone Mortgage Trust, Inc. stockholders' equity
3,300,772

2,911,066

Non-controlling interests
7,221

6,340

Total equity
3,307,993

2,917,406

Total liabilities and equity
12,419,475
$
10,258,825
$
Consolidated Balance Sheets
($ in thousands, except per share data)

Blackstone Mortgage Trust

Consolidated Statements of Operations
($ in thousands, except per share data)
Three Months Ended September 30,
Nine Months Ended September 30,
2018
2017
2018
2017
Income from loans and other investments
Interest and related income
203,107
$
146,446
$
550,011
$
391,787
$
Less: Interest and related expenses
97,955
67,891
255,677
168,917
Income from loans and other investments, net
105,152
78,555
294,334
222,870
Other expenses
Management and incentive fees
18,368
13,243
56,248
40,557
General and administrative expenses
8,443
7,419
25,897
22,219
Total other expenses
26,811
20,662
82,145
62,776
Income before income taxes
78,341
57,893
212,189
160,094
Income tax provision
48
83
272
265
Net income
78,293
$
57,810
$
211,917
$
159,829
$
Net income attributable to non-controlling interests
(128)
(88)
(481)
(88)
Net income attributable to Blackstone Mortgage Trust, Inc.
78,165
$
57,722
$
211,436
$
159,741
$
Per share information (basic and diluted)
Weighted-average shares of common stock outstanding
116,203,140
95,013,087
111,251,864
95,004,188
Net income per share of common stock
0.67
$
0.61
$
1.90
$
1.68
$

Blackstone Mortgage Trust

Per Share Calculations
(a)
Represents net income attributable to Blackstone Mortgage Trust, Inc.
(b)
Historically, we have deferred in Core Earnings the accretion of purchase discount attributable to a certain pool of GE portfolio investments acquired in May 2015, until repayment in full of the remaining investments in the pool was substantially assured. During the three months ended June 30, 2018, it was determined that repayment of the remaining loans in the deferral pool was substantially assured. As such, the $8.7 million of deferred purchase discount, which has been previously recognized in GAAP net income, was realized in Core Earnings during the three months ended June 30, 2018.
(c)
Primarily represents the forward points earned on our foreign currency forward contracts, which reflect the interest rate differentials between the applicable base rate for our foreign currency investments and USD LIBOR. These forward contracts effectively convert the rate exposure to USD LIBOR, resulting in additional interest income earned in U.S. dollar terms. These amounts are not included in GAAP net income, but rather as a component of Other Comprehensive Income in our consolidated financial statements.
Core Earnings
Reconciliation
Book Value
per Share
Earnings
per Share
(Amounts in thousands, except per share data)
Three Months Ended
September 30, 2018
June 30, 2018
Net income
(a)
78,165
$
72,312
$
GE purchase discount accretion adjustment
(b)
—
8,723
Non-cash compensation expense
6,734
6,778
Realized foreign currency gain, net
(c)
1,930
1,998
Other items
590
565
Core Earnings
87,419
$
90,376
$
Weighted-average shares outstanding, basic and diluted
116,203
109,069
Core Earnings per share, basic and diluted
0.75
$
0.83
$
Three Months Ended
September 30, 2018
June 30, 2018
Stockholders’ equity
3,300,772
$
3,023,480
$
Shares
Class A common stock
119,669
111,442
Deferred stock units
221
213
Total outstanding
119,890
111,655
Book value per share
27.53
$
27.08
$
Three Months Ended
September 30, 2018
June 30, 2018
Net income
(a)
78,165
$
72,312
$
Weighted-average shares outstanding, basic and diluted
116,203
109,069
Earnings per share, basic and diluted
0.67
$
0.66
$

Blackstone Mortgage Trust

Reconciliation of Net Income to Core Earnings
(a)
Represents net income attributable to Blackstone Mortgage Trust, Inc.
(b)
Historically, we have deferred in Core Earnings the accretion of purchase discount attributable to a certain pool of GE portfolio investments acquired in May 2015, until repayment in full of the remaining investments in the pool was substantially assured. During the three months ended June 30, 2018, it was determined that repayment of the remaining loans in the deferral pool was substantially assured. As such, the $8.7 million of deferred purchase discount, which has been previously recognized in GAAP net income, was realized in Core Earnings during the three months ended June 30, 2018.
(c)
Primarily
represents
the
forward
points
earned
on
our
foreign
currency
forward
contracts,
which
reflect
the
interest
rate
differentials
between
the
applicable
base
rate
for
our
foreign
currency investments and USD LIBOR. These forward contracts effectively convert the rate exposure to USD LIBOR, resulting in additional interest income earned in U.S. dollar terms. These amounts are not included in GAAP net income, but rather as a component of Other Comprehensive Income in our consolidated financial statements.
(Amounts in thousands, except per share data)
TTM Ended
Sept 30,
2018
Sept 30,
2018
June 30,
2018
Mar 31,
2018
Dec 31,
2017
Net income
(a)
269,326
$
78,165
$
72,312
$
60,958
$
57,891
$
GE purchase discount accretion adjustment
(b)
8,223

—

8,723

(17)

(483)

Non-cash compensation expense
26,709

6,734

6,778

6,976

6,221

Realized foreign currency gain, net
(c)
5,137

1,930

1,998

854

355

Other items
2,208

590

565

534

519

Core Earnings
311,603
$
87,419
$
90,376
$
69,305
$
64,503
$
Weighted-average shares outstanding, basic and diluted
108,116

116,203

109,069

108,398

98,811

Net income per share, basic and diluted
2.49
$
0.67
$
0.66
$
0.56
$
0.59
$
Core Earnings per share, basic and diluted
2.88
$
0.75
$
0.83
$
0.64
$
0.65
$
Three Months Ended

Blackstone Mortgage Trust

Definitions
Core
Earnings:
Blackstone
Mortgage
Trust,
Inc.
(“BXMT”)
discloses
Core
Earnings
in
this
presentation.
Core
Earnings
is
a
financial
measure
that
is
calculated
and
presented
on
the
basis
of
methodologies
other
than
in
accordance
with
generally
accepted
accounting
principles
in
the
United
States
of
America
(“GAAP”).
Core
Earnings
is
an
adjusted
measure
that
helps
BXMT
evaluate
its
performance
excluding
the
effects
of
certain
transactions
and
GAAP
adjustments
that
it
believes
are
not
necessarily
indicative
of
its
current
loan
origination
portfolio
and
operations.
Although
according
to
its
management
agreement
BXMT
calculates
the
incentive
and
base
management
fees
due
to
its
Manager
using
Core
Earnings
before
incentive
fees
expense,
BXMT
reports
Core
Earnings
after
incentive
fees
expense,
as
BXMT
believes
this
is
a
more
meaningful
presentation
of
the
economic
performance
of
its
class
A
common
stock.
Core
Earnings
is
defined
as
GAAP
net
income
(loss),
including
realized
gains
and
losses
not
otherwise
included
in
GAAP
net
income
(loss),
and
excluding
(i)
net
income
(loss)
attributable
to
the
CT
Legacy
Portfolio,
(ii)
non-cash
equity
compensation
expense,
(iii)
depreciation
and
amortization,
(iv)
unrealized
gains
(losses),
and
(v)
certain
non-cash
items.
Core
Earnings
may
also
be
adjusted
from
time
to
time
to
exclude
one-time
events
pursuant
to
changes
in
GAAP
and
certain
other
non-cash
charges
as
determined
by
BXMT’s
manager,
subject
to
approval
by
a
majority
of
its
independent
directors.
Core
Earnings
does
not
represent
net
income
or
cash
generated
from
operating
activities
and
should
not
be
considered
as
an
alternative
to
GAAP
net
income,
or
an
indication
of
BXMT’s
GAAP
cash
flows
from
operations,
a
measure
of
BXMT’s
liquidity,
or
an
indication
of
funds
available
for
its
cash
needs.
In
addition,
BXMT’s
methodology
for
calculating
Core
Earnings
may
differ
from
the
methodologies
employed
by
other
companies
to
calculate
the
same
or
similar
supplemental
performance
measures,
and
accordingly,
its
reported
Core
Earnings
may
not
be
comparable
to
the
Core
Earnings
reported
by
other
companies.
Non-Consolidated
Senior
Interests:
Senior
interests
in
loans
originated
and
syndicated
to
third
parties.
These
non-recourse
loan
participations,
which
are
excluded
from
the
GAAP
balance
sheet,
constitute
additional
financing
capacity
and
are
included
in
discussions
of
the
loan
portfolio.
Earnings
Sensitivity
to
LIBOR:
Reflects
the
impact
on
net
income,
net
of
incentive
fees,
assuming
no
changes
in
credit
spreads,
portfolio
composition,
or
asset
performance.
Assumes
no
change
in
general
and
administrative
expenses,
management
fees,
or
other
non-interest
expenses
relative
to
those
incurred
for
the
quarter
ended
September
30,
2018.

Blackstone Mortgage Trust

Forward-Looking Statements
This
presentation
may
contain
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
which
reflect
BXMT’s
current
views
with
respect
to,
among
other
things,
its
operations
and
financial
performance.
You
can
identify
these
forward-looking
statements
by
the
use
of
words
such
as
“outlook,”
“indicator,”
“believes,”
“expects,”
“potential,”
“continues,”
“may,”
“will,”
“should,”
“seeks,”
“predicts,”
“intends,”
“plans,”
“estimates,”
“anticipates”
or
the
negative
version
of
these
words
or
other
comparable
words.
Such
forward-
looking
statements
are
subject
to
various
risks
and
uncertainties.
Accordingly,
there
are
or
will
be
important
factors
that
could
cause
actual
outcomes
or
results
to
differ
materially
from
those
indicated
in
these
statements.
BXMT
believes
these
factors
include
but
are
not
limited
to
those
described
under
the
section
entitled
“Risk
Factors”
in
its
Annual
Report
on
Form
10-K
for
the
fiscal
year
ended
December
31,
2017,
as
such
factors
may
be
updated
from
time
to
time
in
its
periodic
filings
with
the
Securities
and
Exchange
Commission
(“SEC”)
which
are
accessible
on
the
SEC’s
website
at
www.sec.gov.
These
factors
should
not
be
construed
as
exhaustive
and
should
be
read
in
conjunction
with
the
other
cautionary
statements
that
are
included
in
this
presentation
and
in
the
filings.
BXMT
assumes
no
obligation
to
update
or
supplement
forward-looking
statements
that
become
untrue
because
of
subsequent
events
or
circumstances.